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EX-99.77C  VOTES

Shareholder Voting Results

     On April 17, 2000, a special shareholder meeting was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                                     Votes          Votes
Director                                              For         Withheld

William N. Westhoff                              1,675,277,404   33,022,140
Frederick P. Feuerherm                           1,675,342,158   32,957,386
Ralph D. Ebbott                                  1,674,612,153   33,687,391
Charles E. Arner                                 1,674,138,756   34,160,788
Ellen S. Berscheid                               1,674,681,707   33,617,837

(2) To approve the elimination or modification of the following investment policies for.

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Growth Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities     162,970,678   9,277,101   6,445,572
B.  Modify policy regarding concentration
in a particular industry                  162,561,620   9,686,159   6,445,572
C.  Modify policy regarding investments
in real estate                            163,067,100   9,180,679   6,445,572
D.  Modify policy regarding investments
in commodities                            162,595,495   9,652,284   6,445,572
E.  Modify policies regarding lending     163,052,224   9,195,555   6,445,572
F.  Eliminate policy restricting margin
purchases and short sales                 162,219,748  10,028,031   6,445,572
G.  Eliminate diversification policies    162,621,844   9,625,935   6,445,572

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Bond Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities     135,941,156   5,997,512   7,096,357
B.  Modify policy regarding concentration
in a particular industry                  137,089,020   4,849,648   7,096,357
C.  Modify policy regarding investments
in real estate                            136,796,518   5,142,150   7,096,357
D.  Modify policy regarding investments
in commodities                            136,934,739   5,003,929   7,096,357
E.  Modify policies regarding lending     137,005,252   4,933,416   7,096,357
F.  Eliminate policy restricting margin
purchases and short sales                 136,373,092   5,565,576   7,096,357
G.  Eliminate diversification policies    136,970,694   4,967,974   7,096,357

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Money Market Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities     124,407,694   7,980,911   5,910,629
B.  Modify policy regarding concentration
in a particular industry                  126,474,409   5,914,196   5,910,629
C.  Modify policy regarding investments
in real estate                            126,519,735   5,868,870   5,910,629
D.  Modify policy regarding investments
in commodities                            126,273,892   6,114,713   5,910,629
E.  Modify policies regarding lending     126,516,020   5,872,585   5,910,629
F.  Eliminate policy restricting margin
purchases and short sales                 124,186,390   8,202,215   5,910,629
G.  Eliminate diversification policies    126,516,020   5,872,585   5,910,629

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Asset Allocation Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities    284,929,038   11,456,519  15,367,317
B.  Modify policy regarding concentration
in a particular industry                 284,593,242   11,792,315  15,367,317
C.  Modify policy regarding investments
in real estate                           284,980,601   11,404,956  15,367,317
D.  Modify policy regarding investments
in commodities                           284,595,378   11,790,179  15,367,317
E.  Modify policies regarding lending    285,020,581   11,364,976  15,367,317
F.  Eliminate policy restricting margin
purchases and short sales                284,125,657   12,259,900  15,367,317
G.  Eliminate diversification policies   284,864,629   11,520,928  15,367,317

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Mortgage Securities Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities     105,561,140   4,864,871   5,525,841
B.  Modify policy regarding concentration
in a particular industry                  106,411,239   4,014,772   5,525,841
C.  Modify policy regarding investments
in real estate                            106,526,107   3,899,904   5,525,841
D.  Modify policy regarding investments
in commodities                            106,609,577   3,816,434   5,525,841
E.  Modify policies regarding lending     106,491,612   3,934,399   5,525,841
F.  Eliminate policy restricting margin
purchases and short sales                 105,742,279   4,683,732   5,525,841
G.  Eliminate diversification policies    106,534,729   3,891,282   5,525,841

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Index 500 Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities     133,867,187   6,051,695   6,042,782
B.  Modify policy regarding concentration
in a particular industry                  133,899,521   6,019,361   6,042,782
C.  Modify policy regarding investments
in real estate                            134,173,462   5,745,420   6,042,782
D.  Modify policy regarding investments
in commodities                            133,834,229   6,084,653   6,042,782
E.  Modify policies regarding lending     134,226,721   5,692,161   6,042,782
F.  Eliminate policy restricting margin
purchases and short sales                 133,739,525   6,179,357   6,042,782
G.  Eliminate diversification policies    134,220,672   5,698,210   6,042,782

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Capital Appreciation Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities     112,074,931   5,565,616   4,640,899
B.  Modify policy regarding concentration
in a particular industry                  112,138,720   5,501,827   4,640,899
C.  Modify policy regarding investments
in real estate                            112,109,969   5,530,578   4,640,899
D.  Modify policy regarding investments
in commodities                            111,946,413   5,694,134   4,640,899
E.  Modify policies regarding lending     112,177,868   5,462,679   4,640,899
F.  Eliminate policy restricting margin
purchases and short sales                 111,664,972   5,975,575   4,640,899
G.  Eliminate diversification policies    112,119,704   5,520,843   4,640,899

                                             Votes         Votes       Votes
                                              For         Against    Withheld

International Stock Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities    168,876,598   8,306,036   11,139,010
B.  Modify policy regarding concentration
in a particular industry                 169,090,875   8,091,759   11,139,010
C.  Modify policy regarding investments
in real estate                           168,998,841   8,183,793   11,139,010
D.  Modify policy regarding investments
in commodities                           168,895,564   8,287,070   11,139,010
E.  Modify policies regarding lending    169,262,117   7,920,517   11,139,010
F.  Eliminate policy restricting margin
purchases and short sales                168,550,075   8,632,559   11,139,010
G.  Eliminate diversification policies   169,152,491   8,030,143   11,139,010

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Small Company Growth Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities     102,272,608   4,570,376   5,225,139
B.  Modify policy regarding concentration
in a particular industry                  102,291,762   4,551,222   5,225,139
C.  Modify policy regarding investments
in real estate                            102,340,780   4,502,204   5,225,139
D.  Modify policy regarding investments
in commodities                            102,088,566   4,754,418   5,225,139
E.  Modify policies regarding lending     102,340,075   4,502,909   5,225,139
F.  Eliminate policy restricting margin
purchases and short sales                 101,830,698   5,012,286   5,225,139
G.  Eliminate diversification policies    102,316,846   4,526,138   5,225,139

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Maturing Government Bond 2002 Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities       7,772,539       82,150     26,066
B.  Modify policy regarding concentration
in a particular industry                    7,772,539       82,150     26,066
C.  Modify policy regarding investments
in real estate                              7,777,687       77,002     26,066
D.  Modify policy regarding investments
in commodities                              7,777,687       77,002     26,066
E.  Modify policies regarding lending       7,777,687       77,002     26,066
F.  Eliminate policy restricting margin
purchases and short sales                   7,772,539       82,150     26,066
G.  Eliminate diversification policies      7,772,539       82,150     26,066

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Maturing Government Bond 2006 Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities      4,938,876       161,683    355,836
B.  Modify policy regarding concentration
in a particular industry                   5,019,327        81,232    355,836
C.  Modify policy regarding investments
in real estate                             5,019,327        81,232    355,836
D.  Modify policy regarding investments
in commodities                             4,932,629       167,930    355,836
E.  Modify policies regarding lending      5,019,327        81,232    355,836
F.  Eliminate policy restricting margin
purchases and short sales                  5,013,080        87,479    355,836
G.  Eliminate diversification policies     5,019,327        81,232    355,836

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Maturing Government Bond 2010 Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities      3,796,220        41,273     18,094
B.  Modify policy regarding concentration
in a particular industry                   3,796,220        41,273     18,094
C.  Modify policy regarding investments
in real estate                             3,801,722        35,771     18,094
D.  Modify policy regarding investments
in commodities                             3,797,252        40,241     18,094
E.  Modify policies regarding lending      3,801,722        35,771     18,094
F.  Eliminate policy restricting margin
purchases and short sales                  3,791,750        45,743     18,094
G.  Eliminate diversification policies     3,796,220        41,273     18,094

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Value Stock Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities      99,487,551   3,737,776   5,531,382
B.  Modify policy regarding concentration
in a particular industry                   99,693,917   3,531,410   5,531,382
C.  Modify policy regarding investments in
real estate                                99,619,880   3,605,447   5,531,382
D.  Modify policy regarding investments
in commodities                             99,447,583   3,777,744   5,531,382
E.  Modify policies regarding lending      99,725,632   3,499,695   5,531,382
F.  Eliminate policy restricting margin
purchases and short sales                  99,111,772   4,113,555   5,531,382
G.  Eliminate diversification policies     99,780,804   3,444,523   5,531,382

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Small Company Value Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities      13,928,439      503,165    419,695
B.  Modify policy regarding concentration
in a particular industry                   13,923,499      508,105    419,695
C.  Modify policy regarding investments
in real estate                             13,928,577      503,027    419,695
D.  Modify policy regarding investments
in commodities                             13,927,406      504,198    419,695
E.  Modify policies regarding lending      13,934,173      497,431    419,695
F.  Eliminate policy restricting margin
purchases and short sales                  13,817,293      614,311    419,695
G.  Eliminate diversification policies     13,928,577      503,027    419,695

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Global Bond Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities      29,199,216     4,709,188   478,751
B.  Modify policy regarding concentration
in a particular industry                   30,294,963     3,613,441   478,751
C.  Modify policy regarding investments
in real estate                             30,294,963     3,613,441   478,751
D.  Modify policy regarding investments
in commodities                             30,294,963     3,613,441   478,751
E.  Modify policies regarding lending      30,294,927     3,613,477   478,751
F.  Eliminate policy restricting margin
purchases and short sales                  29,201,803     4,706,601   478,751

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Index 400 Mid-Cap Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities      20,314,477       594,764   610,729
B.  Modify policy regarding concentration
in a particular industry                   20,315,066       594,175   610,729
C.  Modify policy regarding investments
in real estate                             20,314,974       594,267   610,729
D.  Modify policy regarding investments
in commodities                             20,314,974       594,267   610,729
E.  Modify policies regarding lending      20,309,089       600,152   610,729
F.  Eliminate policy restricting margin
purchases and short sales                  20,314,439       594,802   610,729
G.  Eliminate diversification policies     20,315,066       594,175   610,729

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Macro-Cap Value Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities      19,400,419       936,837   723,383
B.  Modify policy regarding concentration
in a particular industry                   19,736,098       601,158   723,383
C.  Modify policy regarding investments
in real estate                             19,736,098       601,158   723,383
D.  Modify policy regarding investments
in commodities                             19,736,098       601,158   723,383
E.  Modify policies regarding lending      19,731,738       605,518   723,383
F.  Eliminate policy restricting margin
purchases and short sales                  19,394,050       943,206   723,383
G.  Eliminate diversification policies     19,736,098       601,158   723,383

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Micro-Cap Growth Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities      19,288,297      349,376    680,607
B.  Modify policy regarding concentration
in a particular industry                   19,385,054      252,619    680,607
C.  Modify policy regarding investments
in real estate                             19,385,002      252,671    680,607
D.  Modify policy regarding investments
in commodities                             19,381,843      255,830    680,607
E.  Modify policies regarding lending      19,382,173      255,500    680,607
F.  Eliminate policy restricting margin
purchases and short sales                  19,276,108      361,565    680,607
G.  Eliminate diversification policies     19,385,054      252,619    680,607

                                             Votes         Votes       Votes
                                              For         Against    Withheld

Real Estate Securities Portfolio:
A.  Modify policies regarding borrowing
and the issuance of senior securities       5,380,052    2,210,511    256,979
B.  Modify policy regarding concentration
in a particular industry                    5,383,932    2,206,631    256,979
C.  Modify policy regarding investments
in real estate                              5,383,932    2,206,631    256,979
D.  Modify policy regarding investments
in commodities                              5,382,829    2,207,734    256,979
E.  Modify policies regarding lending       5,381,155    2,209,408    256,979
F.  Eliminate policy restricting margin
purchases and short sales                   5,382,829    2,207,734    256,979
G.  Eliminate diversification policies      5,383,932    2,206,631    256,979

(3) To approve an amended Investment Advisory Agreement between the Fund and Advantus Capital, changing the schedule of advisory fees payable by certain Portfolios, deleting a provision requiring Advantus Capital to pay distribution-related expenses of the Fund, and modify the agreement's amendment provision.

                                            Votes         Votes       Votes
                                             For         Against    Withheld

Growth Portfolio                         154,659,413   16,353,676   7,680,262
Bond Portfolio                           133,043,274    9,221,259   6,770,492
Money Market Portfolio                   121,367,003   11,190,441   5,741,790
Asset Allocation Portfolio               276,095,437   18,268,724  17,388,713
Mortgage Securities Portfolio            103,841,804    6,293,581   5,816,467
Index 500 Portfolio                      129,957,418   10,618,933   5,385,313
Capital Appreciation Portfolio           108,792,718    8,320,322   5,168,406
International Stock Portfolio            164,941,057   12,175,733  11,204,854
Small Company Growth Portfolio           100,217,742    7,243,147   4,607,234
Maturing Government Bond 2002 Portfolio    7,824,923       11,175      44,657
Maturing Government Bond 2006 Portfolio    5,065,958       16,626     373,811
Maturing Government Bond 2010 Portfolio    3,769,171       48,683      37,733
Value Stock Portfolio                     98,138,540    6,099,218   4,518,951
Small Company Value Portfolio             13,283,927    1,074,334     493,038
Global Bond Portfolio                     28,831,307    5,073,976     481,872
Index 400 Mid-Cap Portfolio               19,249,989    1,455,782     814,199
Macro-Cap Value Portfolio                 19,154,451    1,134,836     771,352
Micro-Cap Growth Portfolio                18,724,183      772,207     821,890
Real Estate Securities Portfolio           5,553,725    2,166,590     127,227

(4) To approve a Plan of Distribution under Rule 12b-1, pursuant to which certain Portfolios would pay a distribution fee of 0.25% of average daily net assets per annum.

                                            Votes         Votes       Votes
                                             For         Against    Withheld

Growth Portfolio                         150,490,293   20,004,782   8,198,276
Bond Portfolio                           131,245,839   10,980,079   6,809,107
Money Market Portfolio                   114,646,738   18,486,860   5,165,636
Asset Allocation Portfolio               269,214,723   25,395,367  17,142,784
Mortgage Securities Portfolio            102,584,255    7,662,868   5,704,729
Index 500 Portfolio                      125,364,345   15,189,090   5,408,229
Capital Appreciation Portfolio           106,086,228   10,825,532   5,369,686
International Stock Portfolio            160,412,299   16,540,419  11,368,926
Small Company Growth Portfolio            97,306,902    9,924,644   4,836,577
Value Stock Portfolio                     95,947,659    8,153,132   4,655,918
Small Company Value Portfolio             12,962,374    1,479,333     409,592
Global Bond Portfolio                     27,782,267    6,057,087     547,801
Index 400 Mid-Cap Portfolio               18,871,840    2,044,008     604,122
Macro-Cap Value Portfolio                 18,418,315    2,156,135     486,189
Micro-Cap Growth Portfolio                17,932,966    1,582,438     802,876
Real Estate Securities Portfolio           5,432,993    2,287,322     127,227

(5)  To approve amended and restated articles of incorporation of the Fund.

                                          Votes         Votes         Votes
                                           For         Against      Withheld

                                      1,558,331,864   65,836,890   84,130,791

(6) To ratify the selection of KPMG LLP as independent public accountants for the Fund.

                                          Votes         Votes         Votes
                                           For         Against      Withheld

                                      1,619,383,432   23,248,520   65,667,592


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